                                                                    Exhibit 99.1

                        ICH CORPORATION AND SUBSIDIARIES
                               STATEMENT OF INCOME
                      FOR THE PERIOD ENDED FEBRUARY 2, 2002
                                    UNAUDITED
                                 (In thousands)


                                              Period Ending
                                            February 2, 2002
                                            ----------------
Revenues and other income;
        Restaurant Sales                    $         18,902
        Other                                             57
                                            ----------------
                                                      18,959

Costs and expenses

        Restaurant costs and expenses                 16,086
        General and administrative                     1,269
        Depreciation and amortization                    696
        Non recurring restructuring charge              --

                                            ----------------
Operating income                                         908

Interest expense                                         980

                                            ----------------
Income (loss) before income taxes                        (72)

Provision (benefit) for income taxes                      (5)

                                            ----------------
Net income                                  $            (67)
                                            ================

                        ICH CORPORATION AND SUBSIDIARIES
                             STATEMENT OF CASH FLOWS
                      FOR THE PERIOD ENDED FEBRUARY 2, 2002
                                    UNAUDITED
                                 (IN THOUSANDS)

                                                     Period Ending
                                                    February 2, 2002
                                                    ----------------
Cash flow from operating activities:
    Net Income  (Loss)                                           (67)
                                                    ----------------

    Adjustments to reconcile net income
      to net cash from operating activities:
      Depreciation and amortization                              696
      Deferred income taxes                                     --

    Changes in operating assets and liabilities:
        Accounts receivable                                       29
        Inventories                                              226
        Other current assets                                      24
        Accounts payable                                        (137)
        Accrued liabilities                                     (754)
        Deferred income                                         (181)
        Income taxes                                            (114)
                                                    ----------------
          Net cash used in operating activities                 (278)
                                                    ----------------

Cash flow from investing activities:
  Capital expenditures                                          (619)
  Proceeds from disposition of property & Equip                  849
  Proceeds from sale leasebacks                                 --
  Other                                                           82
                                                    ----------------
          Net cash used in investing activities                  312
                                                    ----------------

Cash flow from financing activities
  Borrowings under term debt                                      10
  Borrowings under capital lease                                --
  Repayments on term debt                                       (592)
  Repayments on capital leases                                   (64)
  Sale of common stock                                          --
  Common stock buy back                                         --
                                                    ----------------
          Net cash provided by financing activities             (646)
                                                    ----------------

                                                    ----------------
Net cash used by discontinued operations                        --
                                                    ----------------

Increase/(Decrease) in cash                                     (612)
Cash, beginning of period                                        552

                                                    ----------------
Cash, end of period                                              (60)
                                                    ================